Exhibit 10.2
FIRST AMENDMENT TO
SECURED PROMISSORY NOTE

 THIS FIRST AMENDMENT TO SECURED PROMISSORY NOTE is dated as of January 7, 2015 and is by and among OMEGA REFINING, LLC, a Delaware limited liability company ("Omega"), and BANGO REFINING NV, LLC, a Delaware limited liability company ("Bango Refining" and together with Omega, individually, "Borrower" and collectively, "Borrowers") and  VERTEX REFINING NV, LLC, a Nevada limited liability company ("Lender")

RECITALS

A.           Borrowers executed and delivered to Lender that certain Secured Promissory Note dated May 2, 2014 in the original principal amount of $13,858,066.67 ("Secured Promissory Note"), and desire to amend the Secured Promissory Note to permit an increase in the principal balance of up to $14,358,066.67.

AGREEMENTS

1.           The principal amount of the Secured Promissory Note is increased to $14,358,066.67 in the event both advances referenced herein are made, or deemed made, in full as provided herein.

2.           Section 2.3 of the Secured Promissory Note is amended to read as follows:

"The Draw Loans.  Subject to the terms and conditions hereof, Lender has made a loan in a single advance of $3,150,000.00, and agrees to make additional advances (i) on January 7, 2015, of $500,000, and (ii) on January 31, 2015, of $500,000, provided, however, at its option and election Lender may reduce the amount of the advance called for on January 31, 2015 by any amounts due Lender under that certain Tolling Agreement dated May 2, 2014 between Vertex Energy Operating, LLC and Bango Refining NV, LLC ("collectively the Draw Loans").  Once repaid, the Draw Loans may not be reborrowed."

3.           Section 2.2(b) of the Secured Promissory Note is amended so that the references therein to $1,400,000 are modified and amended to read $900,000.

4.           Except as amended hereby the Secured Promissory Note remains in force and effect in accordance with its terms.

5.           This First Amendment To Secured Promissory Note amends the Secured Promissory Note and issued by the Borrowers and payable to the Lender, and the undersigned acknowledge that the indebtedness evidenced by the Secured Promissory Note has not been extinguished and no novation has occurred.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Borrower has executed this First Amendment to Secured Promissory Note as of the date first written on the first page hereof.

BANGO REFINING NV, LLC

BY: OMEGA HOLDINGS CO., LLC
ITS: Manager

BY: /s/Richard A. Silverberg
Name: Richard A. Silverberg
Title: Manager

OMEGA REFINING, LLC

BY: /s/Richard A. Silverburg
Name: Richard A. Silverberg
Title: Manager

Acknowledged, agreed and accepted.

VERTEX REFINING NV, LLC

BY: /s/Benjamin P. Cowart
     Name:  Benjamin P. Cowart
     Title:  President and Chief Executive Officer